Supplement dated October 1, 2026
to the Prospectus and Summary Prospectus, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Multi-Manager Value Strategies Fund	10/1/2026
As previously announced, on September 17, 2026, the Fund’s Board of Trustees approved certain changes to the Fund’s subadvisers and principal investment strategies effective on or about October 26, 2026 (the Effective Date). As a result, from and after the Effective Date, Newton Investment Management North America, LLC (Newton) will assume day-to-day management of a portion of the Fund’s portfolio. Accordingly, the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The fifth paragraph under the heading “Principal Investment Strategies” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other portions of the Fund’s assets independently of each other and Columbia Management. The Fund’s subadvisers are American Century Investment Management, Inc. (American Century) and Newton Investment Management North America, LLC (Newton).
The rest of the section remains the same.
The third paragraph under the heading “Performance Information” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
The Fund’s performance prior to October 2026 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The rest of the section remains the same.
The information under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby revised to add the following:
Subadviser: Newton Investment Management North America, LLC (Newton)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian C. Ferguson	Portfolio Manager of Newton	Lead Portfolio Manager	October 2026
John C. Bailer, CFA	Deputy Head of Equity Income and Portfolio Manager of Newton	Portfolio Manager	October 2026
Keith Howell, CFA	Portfolio Manager of Newton	Portfolio Manager	October 2026
The rest of the section remains the same.
The sixth paragraph under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
The Investment Manager is responsible for providing day-to-day portfolio management of two sleeves of the Fund and is also responsible for oversight of the subadvisers. The Fund’s subadvisers are American Century Investment Management, Inc. (American Century) and Newton Investment Management North America, LLC (Newton).
The information under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Prospectus is hereby revised to add the following:
Newton Sleeve
Newton invests principally in common stocks. Newton identifies potential investments through extensive quantitative and fundamental research. Utilizing a bottom-up approach, Newton emphasizes three key factors: value, sound business fundamentals and positive business momentum. Stocks are typically sold when Newton believes there are more attractive alternatives, the stock’s valuation is excessive or there are deteriorating fundamentals.
The rest of the section remains the same.
The sixth paragraph under the subsection “Primary Service Provider Contracts – The Investment Manager” in the “More Information About the Fund” section of the Prospectus is hereby revised to add the following:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with Newton will be available in the Fund’s Form N-CSR for the fiscal period ending November 30, 2026.
SUP116_05_017_(10/26)

The rest of the section remains the same.
The information under the subsection “Primary Service Provider Contracts – Subadvisers” in the “More Information About the Fund” section of the Prospectus is hereby revised to add the following:
Newton, which has served as a Subadviser to the Fund since October 26, 2026, is located at 201 Washington Street, Boston, MA 02108. Newton, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. Newton, a subsidiary of The Bank of New York Mellon Corporation, was founded in 2021 and is a registered investment adviser with the SEC.
The rest of the section remains the same.
The information under the subsection “Primary Service Provider Contracts – Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby revised to add the following:
Subadviser: Newton Investment Management North America, LLC (Newton)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian C. Ferguson	Portfolio Manager of Newton	Lead Portfolio Manager	October 2026
John C. Bailer, CFA	Deputy Head of Equity Income and Portfolio Manager of Newton	Portfolio Manager	October 2026
Keith Howell, CFA	Portfolio Manager of Newton	Portfolio Manager	October 2026
Mr. Ferguson joined Newton, or a predecessor company of Newton, in 1997 and currently serves as a Portfolio Manager. Mr. Ferguson began his investment career in 1990 and earned a B.A. from Bucknell University and an M.B.A. from Columbia Business School.
Mr. Bailer, Deputy Head of Equity Income, joined Newton, or a predecessor company of Newton, in 1992 and currently serves as a Portfolio Manager. Mr. Bailer began his investment career in 1992 and earned a B.S. and M.S. from Boston College.
Mr. Howell joined Newton, or a predecessor company of Newton, in 2006 and currently serves as a Portfolio Manager. Mr. Howell began his investment career in 2004 and earned a B.A. from Harvard University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

SUP116_05_017_(10/26)